PARAMETRIC BALANCED RISK FUND

Supplement to Prospectus dated September 10, 2013

The following amendments to the Prospectus are effective on January 1, 2014:

1.  The following replaces the first paragraph under “Principal Investment Strategies” in “Fund Summary”:

The Fund seeks its objective of total return utilizing a balanced risk asset allocation strategy (the “Strategy”). The Strategy may incorporate investments representing a broad spectrum of major asset class risk allocations, including, but not limited to: Global Equity (U.S., international developed and emerging markets); Global Real Estate (U.S., international developed and emerging markets); Global Credit Spreads (U.S. investment grade, U.S. high yield and international emerging markets); Diversified Commodities (including, but not limited to, industrial metals, energy, agriculture and livestock); Global Nominal Bonds (U.S., international developed and emerging markets); Global Inflation Bonds (U.S. and international developed markets); Precious Metals (gold and silver); and Volatility (U.S. equity). Implementation of the Strategy generally involves obtaining leveraged exposure to asset classes that have historically exhibited relatively low levels of volatility. The Fund is expected to employ leverage primarily through derivative instruments as described below.

2.  The following replaces “Portfolio Managers” under “Management” in “Fund Summary”:

Portfolio Managers

Jack Hansen, Chief Investment Officer of Parametric Clifton, a division of Parametric, has managed the Fund since its inception in 2013.

Thomas B. Lee, Senior Portfolio Manager of Parametric Clifton, a division of Parametric, has managed the Fund since its inception in 2013.

3.  The following replaces the fifth paragraph under “Management.” in “Management and Organization”:

The portfolio managers of the Fund are Jack Hansen and Thomas B. Lee (since inception). Mr. Hansen is Chief Investment

Officer and Mr. Lee is Senior Portfolio Manager of Parametric Clifton, a division of Parametric. Messrs. Hansen and Lee have held their respective positions at Parametric Clifton for more than five years.

December 27, 2013	13989 12.27.13